                                                                    Exhibit 10.3

                             JOINDER AGREEMENT NO. 1
                             (The Hotel Group, Inc.)

         THIS JOINDER AGREEMENT NO. 1, dated as of the 11th day of June, 1997 (the "Agreement"), to the Credit Agreement referred to below is entered into by and among ShoLodge, Inc., a corporation organized under the laws of Tennessee ("ShoLodge") and certain Subsidiaries of ShoLodge (the "Subsidiary Borrowers" and, together with ShoLodge, the "Borrowers") and First Union National Bank of Tennessee, as Administrative Agent for the Lenders under the Credit Agreement referred to below.

                              STATEMENT OF PURPOSE

         The Borrowers are party to a Credit Agreement dated as of April 30, 1997 (the "Credit Agreement"), among such Borrowers, the Lenders party thereto, First Union National Bank of Tennessee, as administrative agent (the "Administrative Agent") and NationsBank of Tennessee, N.A., as co-agent (the "Co-Agent").

         The Hotel Group, Inc. (the "Company") has become a Subsidiary of ShoLodge and is required pursuant to Section 8.12 of the Credit Agreement to execute, among other documents, a joinder agreement in order to become a Borrower under the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.01 JOINDER OF COMPANY.

         (a) JOINDER. Pursuant to Section 8.12 of the Credit Agreement, the Company hereby agrees that it is a Borrower under the Credit Agreement as if a signatory thereof on the Closing Date, and the Company shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations of the Borrowers set forth therein. The Company hereby agrees that each reference to any "Borrower" or "Borrowers" in the Credit Agreement shall include the Company. The Company acknowledges that it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

         (b) SCHEDULES. Attached hereto are updated copies of each Schedule referenced in the Credit Agreement revised to include all information required to be provided therein with respect to the Company (which for the purposes of this Joinder Agreement are Schedule 6.1(a) and Schedule 6.1(b)).

         2.01 EFFECTIVENESS. This Agreement shall become effective upon receipt by the Administrative Agent of (i) an originally executed Addendum to Revolving Credit Note for each Lender executed by the Company to evidence the joinder of the Company as a Borrower under the applicable Revolving Credit Note to such Lender issued on the Closing Date, (ii) an originally executed Addendum to Swingline Note for the Swingline Lender executed by the Company to evidence the joinder of the Company as a Borrower under the

Swingline Note to the Swingline Lender issued on the Closing Date, (iii) an originally executed counterpart hereof, and (iv) each other agreement or document requested by the Administrative Agent in accordance with Section 8.12.

         3.01 GENERAL PROVISIONS.

         (a) REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof (or such other date specifically set forth for such representation and warranty in the Credit Agreement) and that no Default or Event of Default has occurred or is continuing under the Credit Agreement, except for any waivers of such representations and warranties granted by the Required Lenders in accordance with the terms of the Credit Agreement. Each such Borrower hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreement or any other Loan Document.


         (b) LIMITED EFFECT. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (c) COSTS AND EXPENSES. The Borrowers hereby agree to pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

         (d) COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

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         IN WITNESS WHEREOF the undersigned hereby cause this Agreement to be executed and delivered as of the date first above written.


                                            SHOLODGE, INC.

[CORPORATE SEAL]

                                            By: /s/ Bob Marlowe
                                               --------------------------------
                                            Name: Bob Marlowe
                                                  -----------------------------
                                            Title: Secretary
                                                  -----------------------------


                                            ALABAMA LODGING CORPORATION

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            CAROLINA INNS, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            DELAWARE INNS, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------

                    [signatures continued on following page]

                                            DESERT INNS, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            FAR WEST INNS, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------

                                            FRONT RANGE SUITES, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------

                                            KANSUITES, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                    [signatures continued on following page]

                                            LAFLA INN, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            MIDWEST INNS, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            MOBAT, INC.

[CORPORATE SEAL]

                                            By: /s/ Richard L. Johnson
                                               --------------------------------
                                            Name: Richard L. Johnson
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------


                                            MOORE AND ASSOCIATES, INC.

[CORPORATE SEAL]

                                            By: /s/ Leon Moore
                                               --------------------------------
                                            Name:  Leon Moore
                                                  -----------------------------
                                            Title: President
                                                  -----------------------------

                    [signatures continued on following page]

                                        NASHVILLE AIR ASSOCIATES, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        SHONEY'S INN, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        SHONEY'S INN NORTH, L.P.

[CORPORATE SEAL]                        By: SHOLODGE, INC., its General Partner



                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                    [signatures continued on following page]

                                        SHONEY'S INN OF BATON ROUGE

                                        By: TWO SEVENTEEN, INC., one of its
                                             General Partners

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        By: INN PARTNERS, INC., one of its
                                              General Partners

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        SHONEY'S INN OF LEBANON, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        SOUTHEAST TEXAS INNS, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------

                    [signatures continued on following page]





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




                                        SUNSHINE INNS, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        VIRGINIA INNS, INC.

[CORPORATE SEAL]

                                        By: /s/ Leon Moore
                                           --------------------------------
                                        Name:  Leon Moore
                                              -----------------------------
                                        Title: President
                                              -----------------------------


                                        THE HOTEL GROUP, INC.

[CORPORATE SEAL]

                                        By: /s/ Bob Marlowe
                                           --------------------------------
                                        Name: Bob Marlowe
                                              -----------------------------
                                        Title: Secretary and Treasurer
                                              -----------------------------

                    [signatures continued on following page]

                                        FIRST UNION NATIONAL BANK OF
                                        TENNESSEE, as Administrative Agent


                                        By: /s/ Orville Kronk
                                           --------------------------------
                                        Name: Orville Kronk
                                              -----------------------------
                                        Title: Vice President
                                              -----------------------------






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